UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 11, 2008

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 1-8422

Delaware	13-2641992
(State of incorporation)	(I.R.S. Employer Identification No.)

4500 Park Granada, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On January 11, 2008, Bank of America Corporation (“Bank of America”) and Countrywide Financial Corporation ( the “Company”) announced they had signed an Agreement and Plan of Merger dated as of January 11, 2008 (the “Merger Agreement”). The Merger Agreement has been approved by the Boards of Directors of Bank of America and the Company and is subject to customary closing conditions, including regulatory and Company stockholder approvals.

A copy of a press release issued by Bank of America announcing the merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About this Transaction

In connection with the proposed merger, Bank of America will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Countrywide that also constitutes a prospectus of Bank of America. Countrywide will mail the proxy statement/prospectus to its stockholders. Bank of America and Countrywide urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Bank of America’s website (www.bankofamerica.com) under the tab “About Bank of America” and then under the heading “Investor Relations” and then under the item “SEC Filings”. You may also obtain these documents, free of charge, from Countrywide’s website (www.countrywide.com) under the tab “investor relations” and then under the heading “SEC & other filings.”

Proxy Solicitation

Bank of America, Countrywide and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Countrywide stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Countrywide stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Bank of America’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2007. You can find information about Countrywide’s executive officers and directors in definitive proxy statement filed with the SEC on April 27, 2007. You can obtain free copies of these documents from Bank of America and Countrywide using the contact information above.

Item 9.01.       Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
By: /s/ Susan E. Bow
Name: Susan E. Bow
Title: Senior Managing Director, General Counsel,
Corporate and Securities, and Corporate Secretary

Date: January 11, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 11, 2008